NEWS RELEASE

For More Information Contact:
Frank B. O’Neil
Sr. Vice President, Corporate Communications & Investor Relations
800-282-6242 • 205-877-4461 • foneil@ProAssurance.com

ProAssurance Announces Pricing of $250 Million of 5.30% Senior Notes Due 2023

BIRMINGHAM, AL — (PRNewswire) — November 19, 2013 — ProAssurance Corporation (NYSE: PRA) has priced a public offering of $250 million of its 5.30% senior unsecured notes due November 15, 2023. ProAssurance expects to use the net proceeds for general corporate purposes, repayment of debt and other capital management activities. The offering is expected to close on November 21, 2013, subject to customary closing conditions.

Goldman, Sachs & Co., Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc. served as the Joint Book-Running Managers for the offering.

A prospectus supplement, dated November 18, 2013 and the accompanying base prospectus relating to the senior unsecured notes offering may be obtained by contacting Goldman, Sachs & Co. (by mail: Prospectus Department, 200 West Street, New York, New York 10282, by phone: 866-471-2526, by email: prospectus-ny@ny.email.gs.com); Wells Fargo Securities, LLC (by mail: 1525 West W.T. Harris Blvd., NC0675, Charlotte, North Carolina 28262, Attention: Capital Markets Client Support, by phone : 800-326-5897, by email: cmclientsupport@wellsfargo.com.); or U.S. Bancorp Investments, Inc. (by mail 214 North Tryon, Charlotte, North Carolina 28202, Attention: Syndicate, by phone: 877-558-2607) . You may also obtain these documents at no charge by visiting the SEC website at www.sec.gov or by contacting Frank B. O’Neil at ProAssurance Corporation (by mail: 100 Brookwood Place, Birmingham, Alabama 35209, by phone: 205-877-4461).

This press release shall not constitute an offer to sell or a solicitation of an offer to purchase any of these securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. A shelf registration statement relating to these securities has been filed with the Securities and Exchange Commission and has become effective. The notes may be offered by means of a prospectus, including a prospectus supplement.

Forward-looking statements contained in this press release are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect ProAssurance are set forth in its reports filed with the Securities and Exchange Commission.

About ProAssurance
ProAssurance Corporation is an industry-leading specialty insurance company with extensive expertise in medical professional liability, products liability for medical technology and life sciences and legal professional liability. ProAssurance is recognized as one of the top performing insurance companies in America by virtue of our inclusion in the Ward’s 50 for the past seven years and is consistently ranked as a top performing property casualty insurer in Moody’s Yearly Statistical Handbook. ProAssurance Group is rated “A+” (Superior) by A.M. Best and ProAssurance is rated “A” (Strong) by Fitch Ratings.

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Caution Regarding Forward-Looking Statements
Statements in this news release that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements. Forward-looking statements are based upon our estimates and anticipation of future events and highlight certain risks and uncertainties that could cause actual results to vary materially from our expected results. We expressly claim the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, for any forward-looking statements in this news release. Forward-looking statements represent our outlook only as of the date of this news release. Except as required by law or regulation, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Forward-looking statements are generally identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” and other analogous expressions. When we address topics such as liquidity and capital requirements, the value of our investments, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other similar matters, we are making forward-looking statements.

Risks that could adversely affect the merger of Medmarc Mutual Insurance Company, now Medmarc Casualty Insurance Company (Medmarc), and Independent Nevada Doctors Insurance Exchange, now Independent Nevada Doctors Insurance Company (IND), and Eastern Insurance Holdings, Inc. (Eastern) into ProAssurance, include but are not limited to the following:

●
The outcome of any potential claims asserted by either the policyholders or shareholders of any of these acquired entities relating to payments or other issues associated with the acquisition of the entities and subsequent mergers into ProAssurance;

●	the businesses of ProAssurance and Medmarc, ProAssurance and IND or ProAssurance and Eastern may not be integrated successfully, or such integration may take longer to accomplish than expected;

●	cost savings from the transactions may not be fully realized or may take longer to realize than expected;

●	operating costs, customer loss and business disruption following one or all of the transactions, including adverse effects on relationships with employees, may be greater than expected;

●	there may be restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

●	governmental approvals of the Eastern merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;

●	the board of directors of Eastern may withdraw its recommendation and support a competing acquisition proposal; and

●	Eastern's shareholders may fail to approve the merger.

The following important factors are among those that could affect the actual outcome of other future events:

●	Changes in general economic conditions;

●	our ability to maintain our dividend payments;

●	regulatory, legislative and judicial actions or decisions that could affect our business plans or operations;

●	the enactment or repeal of tort reforms;

●	formation or dissolution of state-sponsored medical professional liability insurance entities that could remove or add sizable groups of physicians from or to the private insurance market;

●	the impact of deflation or inflation;

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●	changes in the interest rate environment;

●	changes in U.S. laws or government regulations regarding financial markets or market activity that may affect the U.S. economy and our business;

●	changes in the ability of the U.S. government to meet its obligations that may affect the U.S. economy and our business;

●	performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments;

●
changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board, the Securities and Exchange Commission, or the Public Company Accounting Oversight Board;

●	changes in laws or government regulations affecting the financial services industry, the property and casualty insurance industry, or particular insurance lines underwritten by our subsidiaries.;

●	the effects of changes in the healthcare delivery system, including, but not limited to, the Patient Protection and Affordable Care Act;

●	consolidation of healthcare providers and entities that are more likely to self-insure and not purchase medical professional liability insurance;

●	uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance;

●	changes in the availability, cost, quality, or collectability of insurance/reinsurance;

●	the results of litigation, including pre- or post-trial motions, trials and/or appeals we undertake;

●	allegations of bad faith which may arise from our handling of any particular claim, including failure to settle;

●	loss of independent agents;

●	changes in our organization, compensation and benefit plans;

●	our ability to retain and recruit senior management;

●	assessments from guaranty funds;

●	our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

●	changes to the ratings assigned by rating agencies to our insurance subsidiaries, individually or as a group;

●	provisions in our charter documents, Delaware law and state insurance law may impede attempts to replace or remove management or may impede a takeover;

●	state insurance restrictions may prohibit assets held by our insurance subsidiaries, including cash and investment securities, from being used for general corporate purposes;

●
taxing authorities can take exception to our tax positions and cause us to incur significant amounts of legal and accounting costs and, if our defense is not successful, additional tax costs, including interest and penalties;

●	insurance market conditions may alter the effectiveness of our current business strategy and impact our revenues; and

●	expected benefits from completed and proposed acquisitions may not be achieved or may be delayed longer than expected due to business disruption;

●	loss of customers, employees and key agents; increased operating costs or inability to achieve cost savings; and assumption of greater than expected liabilities among other reasons.

Additional risk factors that may cause outcomes that differ from our expectations or projectionsare  described in various documents filed by ProAssurance Corporation with the Securities and Exchange Commission, such as current reports on Form 8-K, and regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.

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